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                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549




                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          Date of Report: May 10, 1999



                                 THE KROGER CO.
             (Exact name of registrant as specified in its charter)


An Ohio Corporation                  No. 1-303                31-0345740
(State or other jurisdiction      (Commission File            (IRS Employer
of incorporation)                 Number)                      Number)


1014 Vine Street
Cincinnati, OH 45201
(Address of principal
executive offices)

Registrant's telephone number: (513) 762-4000



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Item 5.           Other Events
-------           ------------

                  Filed herewith as Exhibit 99.1 are The Kroger Co.'s audited financial statements as of January 30, 1999, and for the twenty-eight days then ended. The period presented is the transition period resulting from the change in The Kroger Co.'s fiscal year end to the Saturday closest to January 31 of each year.

Item 7.           Financial Statements, Pro Forma Financial Information and
-------           ---------------------------------------------------------
                  Exhibits
                  --------

                  (c)      Exhibits:

                           23.1    Consent of PricewaterhouseCoopers LLP.

                           99.1 Audited financial statements for transition period.



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                                   SIGNATURE
                                   ---------


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                          THE KROGER CO.



May 10, 1999                              By:  (Paul Heldman)
                                                Paul Heldman
                                                Senior Vice President, Secretary
                                                and General Counsel





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                                  EXHIBIT INDEX


Exhibit No.                                   Exhibit
-----------                                   -------



   23.1                    Consent of PricewaterhouseCoopers LLP.

   99.1                    Audited financial statements for transition period.